                                   AMENDMENT
                                       OF
                       PULITZER RETIREMENT SAVINGS PLAN

     Pursuant to resolutions adopted on January 24, 1995 by the Board of Directors of Pulitzer Publishing Company, the Pulitzer Retirement Savings Plan (the "Plan") is hereby amended as follows:

     1. The monthly Employer Profit Sharing Contributions for participants who are members of the St. Louis Newspaper Guild shall be $50 effective February 1, 1995.

     2.  Schedule B annexed to the Plan is revised accordingly.


                              PULITZER PUBLISHING COMPANY


                              By: /s/  Ronald H. Ridgway
                                 --------------------------------
                                  Ronald H. Ridgway
                                  Senior Vice President - Finance

                                 SCHEDULE  B

                       PULITZER RETIREMENT SAVINGS PLAN
                                 SPECIAL RULES
                                      FOR
                    EMPLOYER PROFIT SHARING CONTRIBUTIONS


          The following special rules apply to Section 3.03 of the Plan:


          1. There are no Employer Profit Sharing Contributions for Participants who are Employees of Pulitzer Broadcasting Company (except Participants who are Employees of the Pulitzer Broadcasting Corporate Group), KOAT Television, Inc., KETV Television, Inc., WGAL-TV, Inc., Phoenix Broadcasting, Inc., WDSU Television, Inc., and Star Publishing Company.

          2. The Employer Profit Sharing Contribution for each Participant who is a non-union Employee of Pulitzer Community Newspapers, Inc. is 2% of the Employee's Base Compensation (excluding for this purpose 1/3 of the Employee's commission income).

          3. The Company will make monthly Employer Profit Sharing Contributions on behalf of its covered union Employees included in the following bargaining units in the amounts set forth opposite the names of the unit:


                                                    Monthly Employer
                                                     Profit Sharing                        Effective
Bargaining Unit                                       Contribution                           Date
- ---------------------                            ------------------------                 ------------
St. Louis Typographical                                 $30                                  3/1/88
Union No. 8                                             $40                                  3/1/90
                                                        $50                                  3/1/92

Miscellaneous Drivers, Helpers,                         $30                                  3/1/88
Health Care and Public                                  $40                                  3/1/90
Employees Local No. 610                                 $50                                  1/1/93

International Union of                                  $30                                  3/1/88
Operating Engineers Local No. 2                         $40                                  3/1/92

St. Louis Newspaper Guild                               $30                                  3/1/88
No. 47                                                  $40                                  4/1/90
                                                        $50                                  2/1/95


                                 SCHEDULE  B

                       PULITZER RETIREMENT SAVINGS PLAN
                                 SPECIAL RULES
                                      FOR
                    EMPLOYER PROFIT SHARING CONTRIBUTIONS



                                                 Monthly Employer
                                                  Profit Sharing                       Effective
Bargaining Unit                                    Contribution                          Date
- ---------------------                        ------------------------                ------------
International Brotherhood of                           $30                               3/1/88
Electrical Workers Local No. 1                         $40                               1/1/91


Communications Workers of                              $30                               3/1/88
America, AFL-CIO CLC                                   $40                               2/1/91
Local 14620 (Mailers)                                  $50                               2/1/93


International Brotherhood of
Firemen & Oilers, Local No. 7                          $30                               3/1/88


International Association of
Machinists & Aerospace Workers,                        $30                               3/1/88
District 9                                             $40                               3/1/96

Graphics Communications                                $30                               3/1/88
International Union, Local No.                         $40                               5/1/91
38N (Pressmen)                                         $50                               5/1/93


Graphics Communications
International Union, Local No.                         $30                               3/1/88
38N (Job Printing Pressmen)                            $40                               7/1/91


Graphics Communications
International Union, Local No.
16H (Paperhandlers)                                    $30                               3/1/88


Graphics Communications                                $30                               3/1/88
International Union, Local No.                         $40                              10/1/94
505 (Photomechanical)                                  $50                               1/1/96
